UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2021

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sesen Bio, Inc. (the “Company”) held on May 3, 2021, the Company’s stockholders approved Amendment No. 2 to the Company’s 2014 Stock Incentive Plan (the “2014 Incentive Plan”) in order to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), reserved for issuance under the 2014 Incentive Plan by 12,000,000 shares of Common Stock.

Also at the Annual Meeting, the Company’s stockholders approved Amendment No. 1 to the Company’s 2014 Employee Stock Purchase Plan (the “2014 ESPP”) in order to increase the number of shares of Common Stock reserved for issuance under the 2014 ESPP by 2,300,000 shares of Common Stock.

The material terms and conditions of the 2014 Incentive Plan, as amended, and 2014 ESPP, as amended, are set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2021 (the “Proxy Statement”). Those summaries and the above descriptions of Amendment No. 2 the 2014 Incentive Plan and Amendment No. 1 to the 2014 ESPP do not purport to be complete and are qualified in their entirety by reference to the full text of Amendment No. 2 to the 2014 Incentive Plan and Amendment No. 1 to the 2014 ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters set forth below:

a)    Each of the following nominees was elected to the Company’s Board of Directors (the “Board”) as a class I director, for a three-year term ending at the annual meeting of stockholders to be held in 2024 and until his or her respective successor has been duly elected and qualified, and received the number of votes as follows:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Thomas R. Cannell D.V.M.	72,726,143	0	9,045,569	33,686,305
Carrie L. Bourdow	61,226,353	0	20,545,358	33,686,305

b)    The proposal to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,534,942	23,374,976	548,099	0

c)    The proposal to approve an amendment to the 2014 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2014 Incentive Plan by 12,000,000 shares of common stock was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,346,575	16,589,667	835,469	33,686,305

d)    The proposal to approve an amendment to the 2014 ESPP to increase the number of shares of common stock reserved for issuance under the 2014 ESPP by 2,300,000 shares of common stock was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,786,468	12,416,329	568,914	33,686,305

e)    The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,097,120	1,261,302	1,099,595	0

f)    The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved based on the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,169,784	10,371,011	2,230,917	33,686,305

Item 9.01 – Submission of Matters to a Vote of Security Holders.

(d)     Exhibits

Exhibit No.    Description
10.1        Amendment No. 2 to the Sesen Bio, Inc. 2014 Stock Incentive Plan
10.2        Amendment No. 1 to the Sesen Bio, Inc. 2014 Employee Stock Purchase Plan
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 3, 2021

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer